Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2017

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 35 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	September 30,	Percent Changes vs.
(amounts in thousands, except per share amounts and as noted)	2017	2017	2016	2Q17	3Q16
Net interest income(3)	$770,642	$756,581	$635,988	2%	21%
FTE adjustment	(12,209)	(12,069)	(10,598)	1	15
Net interest income	758,433	744,512	625,390	2	21
Provision for credit losses	43,590	24,978	63,805	75	(32)
Noninterest income	330,097	325,218	302,415	2	9
Noninterest expense	680,428	694,364	712,247	(2)	(4)
Income before income taxes	364,512	350,388	151,753	4	140
Provision for income taxes	89,944	78,647	24,749	14	263
Net income	274,568	271,741	127,004	1	116
Dividends on preferred shares	18,903	18,889	18,537	—	—
Net income applicable to common shares	$255,665	$252,852	$108,467	1%	136%

Net income per common share - diluted	$0.23	$0.23	$0.11	—%	109%
Cash dividends declared per common share	0.08	0.08	0.07	—	14
Tangible book value per common share at end of period	6.85	6.74	6.48	2	6
Average common shares - basic	1,086,038	1,088,934	938,578	—	16
Average common shares - diluted	1,106,491	1,108,527	952,081	—	16
Ending common shares outstanding	1,080,946	1,090,016	1,084,783	(1)	—
Return on average assets	1.08%	1.09%	0.58%
Return on average common shareholders’ equity	10.5	10.6	5.4
Return on average tangible common shareholders’ equity(2)	14.1	14.4	7.0
Net interest margin(3)	3.29	3.31	3.18
Efficiency ratio(4)	60.5	62.9	75.0
Effective tax rate	24.7	22.4	16.3
Average total assets (millions)	$101,290	$100,121	$86,898	1	17
Average earning assets (millions)	92,849	91,728	79,687	1	17
Average loans and leases (millions)	68,276	67,345	60,722	1	12
Average loans and leases - linked quarter annualized growth rate	5.5%	2.2%	67.7%
Average total deposits (millions)	$77,544	$76,553	$66,502	1	17
Average core deposits(5) (millions)	73,549	72,291	62,022	2	19
Average core deposits - linked quarter annualized growth rate	7.0%	4.4%	78.1%
Average shareholders’ equity (millions)	$10,745	$10,594	$8,994	1	19
Average common total shareholders' equity (millions)	9,674	9,523	7,972	2	21
Average tangible common shareholders' equity (millions)	7,443	7,283	6,509	2	14
Total assets at end of period (millions)	101,988	101,407	100,765	1	1
Total shareholders’ equity at end of period (millions)	10,699	10,654	10,387	—	3

NCOs as a % of average loans and leases	0.25%	0.21%	0.26%
NAL ratio	0.49	0.54	0.61
NPA ratio(6)	0.56	0.61	0.72
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	0.98	0.98	0.93
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.10	1.11	1.06
ACL as a % of NALs	223	207	174
ACL as a % of NPAs	195	181	148
Common equity tier 1 risk-based capital ratio(7)	9.94	9.88	9.09
Tangible common equity / tangible asset ratio(8)	7.42	7.41	7.14
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2017	2016	Amount	Percent
Net interest income(3)	$2,269,256	$1,664,185	$605,071	36%
FTE adjustment	(36,336)	(29,848)	(6,488)	22
Net interest income	2,232,920	1,634,337	598,583	37
Provision for credit losses	136,206	115,896	20,310	18
Noninterest income	967,778	815,394	152,384	19
Noninterest expense	2,082,214	1,726,988	355,226	21
Income before income taxes	982,278	606,847	375,431	62
Provision for income taxes	227,875	133,989	93,886	70
Net Income	754,403	472,858	281,545	60
Dividends on preferred shares	56,670	46,409	10,261	22
Net income applicable to common shares	$697,733	$426,449	$271,284	64%

Net income per common share - diluted	$0.63	$0.50	$0.13	26%
Cash dividends declared per common share	0.24	0.21	0.03	14

Average common shares - basic	1,087,115	844,167	242,948	29
Average common shares - diluted	1,107,878	856,934	250,944	29

Return on average assets	1.00%	0.82%
Return on average common shareholders’ equity	9.8	8.2
Return on average tangible common shareholders’ equity(2)	13.3	9.8
Net interest margin(3)	3.30	3.12
Efficiency ratio(4)	63.0	69.0
Effective tax rate	23.2	22.1

Average total assets (millions)	$100,589	$77,241	$23,348	30
Average earning assets (millions)	91,913	71,292	20,621	29
Average loans and leases (millions)	67,539	54,447	13,092	24
Average total deposits (millions)	76,684	58,993	17,691	30
Average core deposits(5) (millions)	72,454	55,119	17,335	31
Average shareholders’ equity (millions)	10,588	7,708	2,880	37
Average common total shareholders' equity (millions)	9,517	6,924	2,593	37
Average tangible common shareholders' equity (millions)	7,277	5,961	1,316	22

NCOs as a % of average loans and leases	0.23%	0.16%
NAL ratio	0.49	0.61
NPA ratio(6)	0.56	0.72
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	September 30, 2017, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in thousands, except number of shares)	2017	2016	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,193,738	$1,384,770	(14)%
Interest-bearing deposits in banks	50,090	58,267	(14)
Trading account securities	88,488	133,295	(34)
Loans held for sale	651,734	512,951	27
Available-for-sale and other securities	15,453,061	15,562,837	(1)
Held-to-maturity securities	8,688,399	7,806,939	11
Loans and leases(1)	68,587,296	66,961,996	2
Allowance for loan and lease losses	(675,486)	(638,413)	6
Net loans and leases	67,911,810	66,323,583	2
Bank owned life insurance	2,459,807	2,432,086	1
Premises and equipment	853,290	815,508	5
Goodwill	1,992,849	1,992,849	—
Other intangible assets	359,844	402,458	(11)
Servicing rights	229,746	225,578	2
Accrued income and other assets	2,055,270	2,062,976	—
Total assets	$101,988,126	$99,714,097	2%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$78,445,113	$75,607,717	4%
Short-term borrowings	1,829,549	3,692,654	(50)
Long-term debt	9,200,707	8,309,159	11
Accrued expenses and other liabilities	1,813,908	1,796,421	1
Total liabilities	91,289,277	89,405,951	2

Shareholders' equity
Preferred stock	1,071,286	1,071,227	—
Common stock	10,844	10,886	—
Capital surplus	9,820,600	9,881,277	(1)
Less treasury shares, at cost	(35,133)	(27,384)	28
Accumulated other comprehensive loss	(369,963)	(401,016)	(8)
Retained (deficit) earnings	201,215	(226,844)	(189)
Total shareholders’ equity	10,698,849	10,308,146	4
Total liabilities and shareholders’ equity	$101,988,126	$99,714,097	2%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,084,366,589	1,088,641,251
Common shares outstanding	1,080,946,315	1,085,688,538
Treasury shares outstanding	3,420,274	2,952,713
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,702,571	2,702,571
Preferred shares outstanding	1,098,006	1,098,006

(1)	See pages 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2017		2017		2017		2016		2016
Ending Balances by Type:
Commercial:
Commercial and industrial	$27,469	40%	$27,969	41%	$28,176	42%	$28,059	42%	$27,668	42%
Commercial real estate:
Construction	1,182	2	1,145	2	1,107	2	1,446	2	1,414	2
Commercial	6,024	9	6,000	9	5,986	9	5,855	9	5,842	9
Commercial real estate	7,206	11	7,145	11	7,093	11	7,301	11	7,256	11
Total commercial	34,675	51	35,114	52	35,269	53	35,360	53	34,924	53
Consumer:
Automobile	11,876	17	11,555	17	11,155	17	10,969	16	10,791	16
Home equity	9,985	15	9,966	15	9,974	15	10,106	15	10,120	15
Residential mortgage	8,616	13	8,237	12	7,829	12	7,725	12	7,665	12
RV and marine finance	2,371	3	2,178	3	1,935	2	1,846	3	1,840	3
Other consumer	1,064	1	1,009	1	936	1	956	1	964	1
Total consumer	33,912	49	32,945	48	31,829	47	31,602	47	31,380	47
Total loans and leases	$68,587	100%	$68,059	100%	$67,098	100%	$66,962	100%	$66,304	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2017		2017		2017		2016		2016
Ending Balances by Business Segment:
Consumer and Business Banking(1)	$20,921	31%	$20,663	31%	$20,378	31%	$20,433	30%	$20,427	31%
Commercial Banking	19,082	28	19,137	28	19,105	28	19,327	29	19,217	29
CREVF	23,577	34	23,302	34	22,791	34	22,487	34	22,040	33
RBHPCG	5,012	7	4,888	7	4,690	7	4,610	7	4,558	7
Treasury / Other	(5)	—	69	—	134	—	105	—	62	—
Total loans and leases	$68,587	100%	$68,059	100%	$67,098	100%	$66,962	100%	$66,304	100%

Average Balances by Business Segment:
Consumer and Business Banking(1)	$20,769	31%	$20,525	31%	$20,433	30%	$20,420	31%	$18,431	30%
Commercial Banking	19,005	28	18,948	28	19,202	29	19,069	29	17,218	28
CREVF	23,446	34	23,001	34	22,620	34	22,220	33	20,698	34
RBHPCG	4,937	7	4,758	7	4,640	7	4,572	7	4,266	8
Treasury / Other	119	—	113	—	86	—	124	—	109	—
Total loans and leases	$68,276	100%	$67,345	100%	$66,981	100%	$66,405	100%	$60,722	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 second quarter. As a result, the previously reported Home Lending segment is now included as an operating unit within the Consumer and Business Banking segment.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2017		2017		2017		2016		2016

Ending Balances by Type:
Demand deposits - noninterest-bearing	$22,225	28%	$21,420	28%	$21,489	28%	$22,836	30%	$23,426	30%
Demand deposits - interest-bearing	18,343	23	17,113	23	18,618	24	15,676	21	15,730	20
Money market deposits	20,553	26	19,423	26	18,664	24	18,407	24	18,604	24
Savings and other domestic deposits	11,441	15	11,758	15	12,043	16	11,975	16	12,418	16
Core certificates of deposit	2,009	3	2,088	3	2,188	3	2,535	3	2,724	4
Total core deposits	74,571	95	71,802	95	73,002	95	71,429	94	72,902	94
Other domestic deposits of $250,000 or more	418	1	441	1	524	1	394	1	391	1
Brokered deposits and negotiable CDs	3,456	4	3,690	4	3,897	4	3,785	5	3,972	5
Deposits in foreign offices	—	—	—	—	—	—	—	—	140	—
Total deposits	$78,445	100%	$75,933	100%	$77,423	100%	$75,608	100%	$77,405	100%
Total core deposits:
Commercial	$35,516	48%	$32,201	45%	$32,963	45%	$31,887	45%	$32,936	45%
Consumer	39,055	52	39,601	55	40,039	55	39,542	55	39,966	55
Total core deposits	$74,571	100%	$71,802	100%	$73,002	100%	$71,429	100%	$72,902	100%

Ending Balances by Business Segment:
Consumer and Business Banking(1)	$45,694	58%	$45,972	60%	$46,153	60%	$45,356	60%	$45,431	59%
Commercial Banking	20,795	26	17,867	24	19,042	25	18,053	24	19,296	25
CREVF	2,052	3	1,944	3	1,890	2	1,893	3	1,777	2
RBHPCG	5,944	8	5,883	8	5,982	8	6,214	8	5,982	8
Treasury / Other(2)	3,960	5	4,267	5	4,356	5	4,092	5	4,919	6
Total deposits	$78,445	100%	$75,933	100%	$77,423	100%	$75,608	100%	$77,405	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2017		2017		2017		2016		2016
Average Balances by Business Segment:
Consumer and Business Banking(1)	$45,511	59%	$45,704	60%	$45,215	59%	$45,564	60%	$38,370	58%
Commercial Banking	20,152	26	18,719	24	18,731	25	18,673	24	16,764	25
CREVF	1,983	3	1,850	2	1,800	2	1,891	2	1,707	3
RBHPCG	5,826	7	5,937	8	5,918	8	6,084	8	5,365	8
Treasury / Other(2)	4,072	5	4,343	6	4,275	6	4,674	6	4,296	6
Total deposits	$77,544	100%	$76,553	100%	$75,939	100%	$76,886	100%	$66,502	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 second quarter. As a result, the previously reported Home Lending segment is now included as an operating unit within the Consumer and Business Banking segment.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2017	2017	2017	2016	2016	2Q17	3Q16
Assets
Interest-bearing deposits in banks	$102	$102	$100	$110	$95	—%	8%
Loans held for sale	678	525	415	2,507	695	29	(2)
Securities:
Available-for-sale and other securities:
Taxable	12,275	13,135	12,801	13,734	9,785	(7)	25
Tax-exempt	3,161	3,104	3,049	3,136	2,854	2	11
Total available-for-sale and other securities	15,436	16,239	15,850	16,870	12,639	(5)	22
Trading account securities	92	91	137	139	49	2	88
Held-to-maturity securities - taxable	8,264	7,427	7,656	5,432	5,487	11	51
Total securities	23,793	23,756	23,643	22,441	18,175	—	31
Loans and leases:(1)
Commercial:
Commercial and industrial	27,643	27,992	27,922	27,727	24,957	(1)	11
Commercial real estate:
Construction	1,152	1,130	1,314	1,413	1,132	2	2
Commercial	6,064	5,940	6,039	5,805	5,227	2	16
Commercial real estate	7,216	7,070	7,353	7,218	6,359	2	13
Total commercial	34,859	35,062	35,276	34,945	31,316	(1)	11
Consumer:
Automobile	11,713	11,324	11,063	10,866	11,402	3	3
Home equity	9,960	9,958	10,072	10,101	9,260	—	8
Residential mortgage	8,402	7,979	7,777	7,690	7,012	5	20
RV and marine finance	2,296	2,039	1,874	1,844	915	13	151
Other consumer	1,046	983	919	959	817	7	28
Total consumer	33,417	32,283	31,705	31,460	29,406	4	14
Total loans and leases	68,276	67,345	66,981	66,405	60,722	1	12
Allowance for loan and lease losses	(672)	(672)	(636)	(614)	(623)	—	8
Net loans and leases	67,604	66,673	66,345	65,791	60,099	1	12
Total earning assets	92,849	91,728	91,139	91,463	79,687	1	17
Cash and due from banks	1,299	1,287	2,011	1,538	1,325	1	(2)
Intangible assets	2,359	2,373	2,387	2,421	1,547	(1)	52
All other assets	5,455	5,405	5,442	5,559	4,962	1	10
Total assets	$101,290	$100,121	$100,343	$100,367	$86,898	1%	17%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$21,723	$21,599	$21,730	$23,250	$20,033	1%	8%
Demand deposits - interest-bearing	17,878	17,445	16,805	15,294	12,362	2	45
Total demand deposits	39,601	39,044	38,535	38,544	32,395	1	22
Money market deposits	20,314	19,212	18,653	18,618	18,453	6	10
Savings and other domestic deposits	11,590	11,889	11,970	12,272	8,889	(3)	30
Core certificates of deposit	2,044	2,146	2,342	2,636	2,285	(5)	(11)
Total core deposits	73,549	72,291	71,500	72,070	62,022	2	19
Other domestic deposits of $250,000 or more	432	479	470	391	382	(10)	13
Brokered deposits and negotiable CDs	3,563	3,783	3,969	4,273	3,904	(6)	(9)
Deposits in foreign offices	—	—	—	152	194	—	—
Total deposits	77,544	76,553	75,939	76,886	66,502	1	17
Short-term borrowings	2,391	2,687	3,792	2,628	1,306	(11)	83
Long-term debt	8,949	8,730	8,529	8,594	8,488	3	5
Total interest-bearing liabilities	67,161	66,371	66,530	64,858	56,263	1	19
All other liabilities	1,661	1,557	1,661	1,833	1,608	7	3
Shareholders’ equity	10,745	10,594	10,422	10,426	8,994	1	19
Total liabilities and shareholders’ equity	$101,290	$100,121	$100,343	$100,367	$86,898	1%	17%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2017	2017	2017	2016	2016
Assets
Interest-bearing deposits in banks	$452	$391	$271	$177	$152
Loans held for sale	6,494	4,892	3,958	18,477	6,135
Securities:
Available-for-sale and other securities:
Taxable	74,410	78,292	76,285	83,604	57,572
Tax-exempt	28,583	28,760	28,750	28,245	21,474
Total available-for-sale and other securities	102,993	107,052	105,035	111,849	79,046
Trading account securities	37	57	38	62	71
Held-to-maturity securities - taxable	48,743	44,276	45,195	33,005	33,098
Total securities	151,773	151,385	150,268	144,916	112,215
Loans and leases:
Commercial:
Commercial and industrial	286,330	286,054	277,812	271,715	234,853
Commercial real estate:
Construction	13,398	12,159	12,959	13,172	10,866
Commercial	63,266	59,677	55,746	52,555	47,353
Commercial real estate	76,664	71,836	68,705	65,728	58,219
Total commercial	362,994	357,890	346,517	337,442	293,072
Consumer:
Automobile	106,152	100,177	96,934	97,482	96,585
Home equity	118,574	114,388	110,545	107,637	98,014
Residential mortgage	76,749	72,987	70,614	68,841	63,217
RV and marine finance	31,446	28,313	26,001	26,141	13,102
Other consumer	30,562	28,070	27,310	26,305	22,452
Total consumer	363,483	343,935	331,404	326,406	293,370
Total loans and leases	726,477	701,825	677,921	663,848	586,442
Total earning assets	$885,196	$858,493	$832,418	$827,418	$704,944

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	10,450	8,847	6,366	4,230	3,430
Total demand deposits	10,450	8,847	6,366	4,230	3,430
Money market deposits	18,450	14,786	12,057	11,022	10,945
Savings and other domestic deposits	5,920	6,126	6,573	7,631	4,604
Core certificates of deposit	3,748	3,005	2,254	1,931	2,469
Total core deposits	38,568	32,764	27,250	24,814	21,448
Other domestic deposits of $250,000 or more	661	586	523	379	386
Brokered deposits and negotiable CDs	10,382	8,937	7,016	5,186	4,336
Deposits in foreign offices	—	—	—	51	63
Total deposits	49,611	42,287	34,789	30,430	26,233
Short-term borrowings	5,713	5,204	5,866	2,370	959
Long-term debt	59,230	54,421	49,730	47,077	41,764
Total interest bearing liabilities	114,554	101,912	90,385	79,877	68,956
Net interest income	$770,642	$756,581	$742,033	$747,541	$635,988

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis(1)	2017	2017	2017	2016	2016
Assets
Interest-bearing deposits in banks	1.77%	1.53%	1.09%	0.64%	0.64%
Loans held for sale	3.83	3.73	3.82	2.95	3.53
Securities:
Available-for-sale and other securities:
Taxable	2.42	2.38	2.38	2.43	2.35
Tax-exempt	3.62	3.71	3.77	3.60	3.01
Total available-for-sale and other securities	2.67	2.64	2.65	2.65	2.50
Trading account securities	0.16	0.25	0.11	0.18	0.58
Held-to-maturity securities - taxable	2.36	2.38	2.36	2.43	2.41
Total securities	2.55	2.55	2.54	2.58	2.47
Loans and leases:(3)
Commercial:
Commercial and industrial	4.05	4.04	3.98	3.83	3.68
Commercial real estate:
Construction	4.55	4.26	3.95	3.65	3.76
Commercial	4.08	3.97	3.69	3.54	3.54
Commercial real estate	4.16	4.02	3.74	3.56	3.58
Total commercial	4.07	4.04	3.93	3.78	3.66
Consumer:
Automobile	3.60	3.55	3.55	3.57	3.37
Home equity	4.72	4.61	4.45	4.24	4.21
Residential mortgage	3.65	3.66	3.63	3.58	3.61
RV and marine finance	5.43	5.57	5.63	5.64	5.70
Other consumer	11.59	11.47	12.05	10.91	10.93
Total consumer	4.32	4.27	4.23	4.13	3.97
Total loans and leases	4.20	4.15	4.07	3.95	3.81
Total earning assets	3.78	3.75	3.70	3.60	3.52
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.23	0.20	0.15	0.11	0.11
Total demand deposits	0.10	0.09	0.07	0.04	0.04
Money market deposits	0.36	0.31	0.26	0.24	0.24
Savings and other domestic deposits	0.20	0.21	0.22	0.25	0.21
Core certificates of deposit	0.73	0.56	0.39	0.29	0.43
Total interest-bearing core deposits	0.30	0.26	0.22	0.20	0.20
Other domestic deposits of $250,000 or more	0.61	0.49	0.45	0.39	0.40
Brokered deposits and negotiable CDs	1.16	0.95	0.72	0.48	0.44
Deposits in foreign offices	—	—	—	0.13	0.13
Total interest-bearing deposits	0.35	0.31	0.26	0.23	0.22
Short-term borrowings	0.95	0.78	0.63	0.36	0.29
Long-term debt	2.65	2.49	2.33	2.19	1.97
Total interest-bearing liabilities	0.68	0.61	0.54	0.48	0.49
Net interest rate spread	3.10	3.14	3.16	3.12	3.03
Impact of noninterest-bearing funds on margin	0.19	0.17	0.14	0.13	0.15
Net interest margin	3.29%	3.31%	3.30%	3.25%	3.18%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates
	2017	2017	2017	2016	2016
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	4.10%	4.06%	3.93%	3.76%	3.62%
Impact of commercial loan derivatives	(0.03)	(0.02)	—	0.02	0.04
Total commercial - as reported	4.07%	4.04%	3.93%	3.78%	3.66%

Average 30 day LIBOR	1.23%	1.06%	0.80%	0.59%	0.51%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands, except share amounts)	2017	2017	2017	2016	2016
Interest income	$872,987	$846,424	$820,360	$814,858	$694,346
Interest expense	114,554	101,912	90,385	79,877	68,956
Net interest income	758,433	744,512	729,975	734,981	625,390
Provision for credit losses	43,590	24,978	67,638	74,906	63,805
Net interest income after provision for credit losses	714,843	719,534	662,337	660,075	561,585
Service charges on deposit accounts	90,681	87,582	83,420	91,577	86,847
Cards and payment processing income	53,647	52,485	47,169	49,113	44,320
Mortgage banking income	33,615	32,268	31,692	37,520	40,603
Trust and investment management services	33,531	32,747	34,271	34,304	29,158
Insurance income	13,992	15,843	15,264	16,486	15,865
Brokerage income	14,458	16,294	15,758	17,014	14,719
Capital markets fees	21,719	16,836	14,200	18,730	14,750
Bank owned life insurance income	16,453	15,322	17,542	17,067	14,452
Gain on sale of loans	13,877	12,002	12,822	24,987	7,506
Securities gains (losses)	(33)	135	(8)	(1,771)	1,031
Other income	38,157	43,704	40,333	29,310	33,164
Total noninterest income	330,097	325,218	312,463	334,337	302,415
Personnel costs	377,088	391,997	382,000	359,755	405,024
Outside data processing and other services	79,586	75,169	87,202	88,695	91,133
Equipment	45,458	42,924	46,700	59,666	40,792
Net occupancy	55,124	52,613	67,700	49,450	41,460
Professional services	15,227	18,190	18,295	23,165	47,075
Marketing	16,970	18,843	13,923	21,478	14,438
Deposit and other insurance expense	18,514	20,418	20,099	15,772	14,940
Amortization of intangibles	14,017	14,242	14,355	14,099	9,046
Other expense	58,444	59,968	57,148	49,417	48,339
Total noninterest expense	680,428	694,364	707,422	681,497	712,247
Income before income taxes	364,512	350,388	267,378	312,915	151,753
Provision for income taxes	89,944	78,647	59,284	73,952	24,749
Net income	274,568	271,741	208,094	238,963	127,004
Dividends on preferred shares	18,903	18,889	18,878	18,865	18,537
Net income applicable to common shares	$255,665	$252,852	$189,216	$220,098	$108,467

Average common shares - basic	1,086,038	1,088,934	1,086,374	1,085,253	938,578
Average common shares - diluted	1,106,491	1,108,527	1,108,617	1,104,358	952,081

Per common share
Net income - basic	$0.24	$0.23	$0.17	$0.20	$0.12
Net income - diluted	0.23	0.23	0.17	0.20	0.11
Cash dividends declared	0.08	0.08	0.08	0.08	0.07

Revenue - fully-taxable equivalent (FTE)
Net interest income	$758,433	$744,512	$729,975	$734,981	$625,390
FTE adjustment	12,209	12,069	12,058	12,560	10,598
Net interest income(2)	770,642	756,581	742,033	747,541	635,988
Noninterest income	330,097	325,218	312,463	334,337	302,415
Total revenue(2)	$1,100,739	$1,081,799	$1,054,496	$1,081,878	$938,403

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in thousands, except as noted)	2017	2017	2017	2016	2016	2Q17	3Q16
Net origination and secondary marketing income	$24,623	$23,741	$21,388	$22,161	$32,741	4%	(25)%
Net mortgage servicing income
Loan servicing income	12,829	12,888	13,014	12,601	11,656	—	10
Amortization of capitalized servicing	(7,492)	(7,167)	(6,683)	(7,582)	(7,681)	5	(2)
Operating income	5,337	5,721	6,331	5,019	3,975	(7)	34
MSR valuation adjustment (1)	410	(3,151)	1,955	24,981	2,505	(113)	(84)
Gains (losses) due to MSR hedging	186	1,636	(570)	(17,503)	(1,408)	(89)	(113)
Net MSR risk management	596	(1,515)	1,385	7,478	1,097	(139)	(46)
Total net mortgage servicing income	$5,933	$4,206	$7,716	$12,497	$5,072	41%	17%
All other	3,059	4,321	2,588	2,862	2,790	(29)	10
Mortgage banking income	$33,615	$32,268	$31,692	$37,520	$40,603	4%	(17)%

Mortgage origination volume (in millions)	$1,828	$1,756	$1,266	$1,542	$1,744	4%	5%
Mortgage origination volume for sale (in millions)	1,095	1,018	793	1,064	1,148	8	(5)

Third party mortgage loans serviced (in millions) (2)	19,552	19,111	19,051	18,852	18,631	2	5
Mortgage servicing rights (2)	194,778	189,019	191,119	186,213	156,820	3	24
MSR % of investor servicing portfolio (2)	1.00%	0.99%	1.00%	0.99%	0.84%	1%	19%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2017	2017	2017	2016	2016
Allowance for loan and lease losses, beginning of period	$667,996	$672,580	$638,413	$616,898	$623,064
Loan and lease losses	(64,772)	(56,448)	(70,715)	(64,809)	(59,268)
Recoveries of loans previously charged off	21,880	20,408	31,277	21,285	19,203
Net loan and lease losses	(42,892)	(36,040)	(39,438)	(43,524)	(40,065)
Provision for loan and lease losses	50,383	31,457	73,679	65,460	53,523
Allowance of assets sold or transferred to loans held for sale	(1)	(1)	(74)	(421)	(19,624)
Allowance for loan and lease losses, end of period	675,486	667,996	672,580	638,413	616,898
Allowance for unfunded loan commitments and letters of credit, beginning of period	85,359	91,838	97,879	88,433	73,748
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(6,793)	(6,479)	(6,041)	9,446	10,282
Fair value of acquired AULC	—	—	—	—	4,403
Allowance for unfunded loan commitments and letters of credit, end of period	78,566	85,359	91,838	97,879	88,433
Total allowance for credit losses, end of period	$754,052	$753,355	$764,418	$736,292	$705,331
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.98%	0.98%	1.00%	0.95%	0.93%
Nonaccrual loans and leases (NALs)	200	183	168	151	153
Nonperforming assets (NPAs)	175	161	147	133	130
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.10%	1.11%	1.14%	1.10%	1.06%
Nonaccrual loans and leases	223	207	190	174	174
Nonperforming assets	195	181	167	153	148

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2017	2017	2017	2016	2016
Net charge-offs (recoveries) by loan and lease type:

Total loans
Commercial:
Commercial and industrial	$13,317	$12,870	$8,096	$15,674	$19,225
Commercial real estate:
Construction	(870)	83	(3,137)	(1,332)	(271)
Commercial	(3,184)	(3,638)	895	(4,160)	(2,427)
Commercial real estate	(4,054)	(3,555)	(2,242)	(5,492)	(2,698)
Total commercial	9,263	9,315	5,854	10,182	16,527
Consumer:
Automobile	9,619	8,318	12,407	13,132	7,769
Home equity	1,532	1,218	1,662	1,621	2,624
Residential mortgage	2,057	1,052	2,595	1,673	1,728
RV and marine finance	3,390	1,875	2,363	2,182	106
Other consumer	17,031	14,262	14,557	14,734	11,311
Total consumer	33,629	26,725	33,584	33,342	23,538
Total net charge-offs	$42,892	$36,040	$39,438	$43,524	$40,065

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.19%	0.18%	0.12%	0.23%	0.31%
Commercial real estate:
Construction	(0.30)	0.03	(0.96)	(0.38)	(0.10)
Commercial	(0.21)	(0.24)	0.06	(0.29)	(0.19)
Commercial real estate	(0.22)	(0.20)	(0.12)	(0.30)	(0.17)
Total commercial	0.11	0.11	0.07	0.12	0.21
Consumer:
Automobile	0.33	0.29	0.45	0.48	0.27
Home equity	0.06	0.05	0.07	0.06	0.11
Residential mortgage	0.10	0.05	0.13	0.09	0.10
RV and marine finance	0.59	0.37	0.50	0.47	0.05
Other consumer	6.51	5.81	6.33	6.14	5.54
Total consumer	0.40	0.33	0.42	0.42	0.32
Net charge-offs as a % of average loans	0.25%	0.21%	0.24%	0.26%	0.26%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2017	2017	2017	2016	2016
Nonaccrual loans and leases (NALs):
Commercial and industrial	$169,751	$195,279	$232,171	$234,184	$220,862
Commercial real estate	17,397	16,763	13,889	20,508	21,300
Automobile	4,076	3,825	4,881	5,766	4,777
Residential mortgage	75,251	80,306	80,686	90,502	88,155
RV and marine finance	309	341	106	245	96
Home equity	71,353	67,940	69,575	71,798	69,044
Other consumer	108	2	2	—	—
Total nonaccrual loans and leases	338,245	364,456	401,310	423,003	404,234
Other real estate:
Residential	26,449	26,890	31,786	30,932	34,421
Commercial	15,592	16,926	18,101	19,998	36,915
Total other real estate	42,041	43,816	49,887	50,930	71,336
Other NPAs (1)	6,677	6,906	6,910	6,968	—
Total nonperforming assets	$386,963	$415,178	$458,107	$480,901	$475,570

Nonaccrual loans and leases as a % of total loans and leases	0.49%	0.54%	0.60%	0.63%	0.61%
NPA ratio (2)	0.56	0.61	0.68	0.72	0.72
(NPA+90days)/(Loan+OREO) (3)	0.74	0.81	0.87	0.91	0.92

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2017	2017	2017	2016	2016
Nonperforming assets, beginning of period	$415,178	$458,107	$480,901	$475,570	$489,824
New nonperforming assets	85,222	89,394	124,550	150,368	166,966
Returns to accruing status	(37,993)	(33,043)	(22,441)	(12,630)	(81,086)
Loan and lease losses	(22,938)	(17,329)	(33,840)	(37,410)	(31,500)
Payments	(44,764)	(70,523)	(82,607)	(33,038)	(67,503)
Sales and held-for-sale transfers	(7,742)	(11,428)	(8,456)	(61,959)	(1,131)
Nonperforming assets, end of period	$386,963	$415,178	$458,107	$480,901	$475,570

(1)	Other nonperforming assets includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in thousands)	2017	2017	2017	2016	2016
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$14,083	$21,501	$15,054	$18,148	$20,188
Commercial real estate	9,550	17,040	14,499	17,215	21,260
Automobile	10,239	8,594	8,123	10,182	7,871
Residential mortgage (excluding loans guaranteed by the U.S. Government)	13,603	16,742	16,192	15,074	15,664
RV and marine finance	2,063	2,464	2,200	1,462	1,043
Home equity	16,150	18,459	15,453	11,508	12,997
Other consumer	3,753	3,143	3,370	3,895	2,988
Total, excl. loans guaranteed by the U.S. Government	69,441	87,943	74,891	77,484	82,011
Add: loans guaranteed by U.S. Government	49,229	48,417	53,052	51,878	52,665
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$118,670	$136,360	$127,943	$129,362	$134,676

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.10%	0.13%	0.11%	0.12%	0.12%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.07	0.07	0.08	0.08	0.08
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.17	0.20	0.19	0.19	0.20

Accruing troubled debt restructured loans:
Commercial and industrial	$268,373	$270,372	$222,303	$210,119	$232,740
Commercial real estate	80,272	74,429	81,202	76,844	80,553
Automobile	28,973	28,140	27,968	26,382	27,843
Home equity	264,410	268,731	271,258	269,709	275,601
Residential mortgage	235,191	238,087	239,175	242,901	251,529
RV and marine finance	1,211	950	581	—	—
Other consumer	6,353	4,017	4,128	3,780	4,102
Total accruing troubled debt restructured loans	$884,783	$884,726	$846,615	$829,735	$872,368

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$96,248	$89,757	$88,759	$107,087	$70,179
Commercial real estate	3,797	3,823	4,357	4,507	5,672
Automobile	4,076	4,291	4,763	4,579	4,437
Home equity	30,753	28,667	29,090	28,128	28,009
Residential mortgage	50,428	55,590	59,773	59,157	62,027
RV and marine finance	309	381	106	—	—
Other consumer	103	109	117	118	142
Total nonaccruing troubled debt restructured loans	$185,714	$182,618	$186,965	$203,576	$170,466

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions, except per share amounts)	2017	2017	2017	2016	2016
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$10,699	$10,654	$10,437	$10,308	$10,387
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,076)	(1,076)	(1,076)	(1,076)	(1,076)
Accumulated other comprehensive income offset	370	350	391	401	172
Goodwill and other intangibles, net of related taxes	(2,150)	(2,161)	(2,174)	(2,126)	(2,140)
Deferred tax assets that arise from tax loss and credit carryforwards	(26)	(27)	(28)	(21)	(29)
Common equity tier 1 capital	7,817	7,740	7,550	7,486	7,314
Additional tier 1 capital
Shareholders’ preferred equity	1,076	1,076	1,076	1,076	1,076
Other	(7)	(7)	(7)	(15)	(19)
Tier 1 capital	8,886	8,809	8,619	8,547	8,371
Long-term debt and other tier 2 qualifying instruments	884	887	899	932	1,036
Qualifying allowance for loan and lease losses	754	753	764	736	705
Tier 2 capital	1,638	1,640	1,663	1,668	1,741
Total risk-based capital	$10,525	$10,449	$10,282	$10,215	$10,112
Risk-weighted assets (RWA)(1)	$78,631	$78,366	$77,559	$78,263	$80,513
Common equity tier 1 risk-based capital ratio(1)	9.94%	9.88%	9.74%	9.56%	9.09%
Other regulatory capital data:
Tier 1 leverage ratio(1)	8.96	8.98	8.76	8.70	9.89
Tier 1 risk-based capital ratio(1)	11.30	11.24	11.11	10.92	10.40
Total risk-based capital ratio(1)	13.39	13.33	13.26	13.05	12.56
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.41	9.37	9.18	8.92	8.74

(1)	September 30, 2017, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Common stock price, per share
High(1)	$14.050	$13.785	$14.740	$13.640	$10.110
Low(1)	12.140	12.225	12.370	9.570	8.230
Close	13.960	13.520	13.390	13.220	9.860
Average closing price	13.152	12.949	13.663	11.627	9.522
Dividends, per share
Cash dividends declared per common share	$0.08	$0.08	$0.08	$0.08	$0.07
Common shares outstanding
Average - basic	1,086,038	1,088,934	1,086,374	1,085,253	938,578
Average - diluted	1,106,491	1,108,527	1,108,617	1,104,358	952,081
Ending	1,080,946	1,090,016	1,087,120	1,085,689	1,084,783
Tangible book value per common share(2)	$6.85	$6.74	$6.55	$6.43	$6.48
Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2017	2017	2017	2016	2016
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$10,699	$10,654	$10,437	$10,308	$10,387
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(2,004)
Less: other intangible assets	(360)	(374)	(388)	(402)	(429)
Add: related deferred tax liability(2)	126	131	136	141	150
Total tangible equity	8,472	8,418	8,192	8,054	8,104
Less: preferred equity	(1,071)	(1,071)	(1,071)	(1,071)	(1,071)
Total tangible common equity	$7,401	$7,347	$7,121	$6,983	$7,033
Total assets	$101,988	$101,407	$100,046	$99,714	$100,765
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(2,004)
Less: other intangible assets	(360)	(374)	(388)	(402)	(429)
Add: related deferred tax liability(2)	126	131	136	141	150
Total tangible assets	$99,761	$99,171	$97,801	$97,460	$98,482
Tangible equity / tangible asset ratio	8.49%	8.49%	8.38%	8.26%	8.23%
Tangible common equity / tangible asset ratio	7.42	7.41	7.28	7.16	7.14
Other data:
Number of employees (Average full-time equivalent)	15,508	15,877	16,331	15,993	14,511
Number of domestic full-service branches(3)	958	996	996	1,115	1,129
ATM Count	1,860	1,860	1,855	1,891	1,979

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (2)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2017	2016	Amount	Percent
Assets
Interest-bearing deposits in banks	$102	$97	$5	5%
Loans held for sale	540	567	(27)	(5)
Securities:
Available-for-sale and other securities:
Taxable	12,735	7,781	4,954	64
Tax-exempt	3,105	2,576	529	21
Total available-for-sale and other securities	15,840	10,357	5,483	53
Trading account securities	107	43	64	149
Held-to-maturity securities - taxable	7,785	5,781	2,004	35
Total securities	23,732	16,181	7,551	47
Loans and leases:(1)
Commercial:
Commercial and industrial	27,852	22,326	5,526	25
Commercial real estate:
Construction	1,198	979	219	22
Commercial	6,014	4,621	1,393	30
Commercial real estate	7,212	5,600	1,612	29
Total commercial	35,064	27,926	7,138	26
Consumer:
Automobile	11,369	10,430	939	9
Home equity	9,983	8,708	1,275	15
Residential mortgage	8,055	6,406	1,649	26
RV and marine finance	2,071	307	1,764	575
Other consumer	997	670	327	49
Total consumer	32,475	26,521	5,954	22
Total loans and leases	67,539	54,447	13,092	24
Allowance for loan and lease losses	(660)	(614)	(46)	7
Net loans and leases	66,879	53,833	13,046	24
Total earning assets	91,913	71,292	20,621	29
Cash and due from banks	1,530	1,114	416	37
Intangible assets	2,373	1,003	1,370	137
All other assets	5,433	4,446	987	22
Total assets	$100,589	$77,241	$23,348	30%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$21,684	$17,634	$4,050	23%
Demand deposits - interest-bearing	17,380	9,538	7,842	82
Total demand deposits	39,064	27,172	11,892	44
Money market deposits	19,399	19,220	179	1
Savings and other domestic deposits	11,815	6,541	5,274	81
Core certificates of deposit	2,176	2,186	(10)	—
Total core deposits	72,454	55,119	17,335	31
Other domestic deposits of $250,000 or more	460	413	47	11
Brokered deposits and negotiable CDs	3,770	3,239	531	16
Deposits in foreign offices	—	222	(222)	—
Total deposits	76,684	58,993	17,691	30
Short-term borrowings	2,952	1,161	1,791	154
Long-term debt	8,738	7,866	872	11
Total interest-bearing liabilities	66,690	50,386	16,304	32
All other liabilities	1,627	1,513	114	8
Shareholders’ equity	10,588	7,708	2,880	37
Total liabilities and shareholders’ equity	$100,589	$77,241	$23,348	30%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in thousands)	2017	2016
Assets
Interest-bearing deposits in banks	$1,114	$266
Loans held for sale	15,344	16,003
Securities:
Available-for-sale and other securities:
Taxable	228,987	138,178
Tax-exempt	86,093	62,727
Total available-for-sale and other securities	315,080	200,905
Trading account securities	132	222
Held-to-maturity securities - taxable	138,214	105,307
Total securities	453,426	306,434
Loans and leases:
Commercial:
Commercial and industrial	850,196	607,158
Commercial real estate:
Construction	38,516	27,295
Commercial	178,689	122,936
Commercial real estate	217,205	150,231
Total commercial	1,067,401	757,389
Consumer:
Automobile	303,247	252,876
Home equity	343,507	273,365
Residential mortgage	220,350	175,236
RV and marine finance	85,776	13,102
Other consumer	85,942	52,432
Total consumer	1,038,822	767,011
Total loans and leases	2,106,223	1,524,400
Total earning assets	$2,576,107	$1,847,103
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	25,663	7,048
Total demand deposits	25,663	7,048
Money market deposits	45,293	34,389
Savings and other domestic deposits	18,619	7,706
Core certificates of deposit	9,007	11,030
Total core deposits	98,582	60,173
Other domestic deposits of $250,000 or more	1,770	1,245
Brokered deposits and negotiable CDs	26,335	9,939
Deposits in foreign offices	—	217
Total deposits	126,687	71,574
Short-term borrowings	16,783	2,770
Long-term debt	163,381	108,574
Total interest-bearing liabilities	306,851	182,918
Net interest income	$2,269,256	$1,664,185

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates(2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2017	2016
Assets
Interest-bearing deposits in banks	1.46%	0.37%
Loans held for sale	3.79	3.76
Securities:
Available-for-sale and other securities:
Taxable	2.40	2.37
Tax-exempt	3.70	3.25
Total available-for-sale and other securities	2.65	2.59
Trading account securities	0.17	0.68
Held-to-maturity securities - taxable	2.37	2.43
Total securities	2.55	2.53
Loans and leases:(3)
Commercial:
Commercial and industrial	4.03	3.57
Commercial real estate:
Construction	4.24	3.66
Commercial	3.92	3.50
Commercial real estate	3.97	3.52
Total commercial	4.01	3.56
Consumer:
Automobile	3.57	3.24
Home equity	4.60	4.19
Residential mortgage	3.65	3.65
RV and marine finance	5.54	5.70
Other consumer	11.53	10.46
Total consumer	4.27	3.86
Total loans and leases	4.14	3.71
Total earning assets	3.75%	3.46%
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.20	0.10
Total demand deposit	0.09	0.03
Money market deposits	0.31	0.24
Savings and other domestic deposits	0.21	0.16
Core certificates of deposit	0.55	0.67
Total interest-bearing core deposits	0.26	0.21
Other domestic deposits of $250,000 or more	0.51	0.40
Brokered deposits and negotiable CDs	0.93	0.41
Deposits in foreign offices	—	0.13
Total interest-bearing deposits	0.31	0.23
Short-term borrowings	0.76	0.32
Long-term debt	2.49	1.84
Total interest-bearing liabilities	0.61	0.48
Net interest rate spread	3.13	2.98
Impact of noninterest-bearing funds on margin	0.17	0.14
Net interest margin	3.30%	3.12%

Commercial Loan Derivative Impact
(Unaudited)

	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2017	2016
Commercial loans(2)(3)	4.03%	3.50%
Impact of commercial loan derivatives	(0.02)%	0.06%
Total commercial - as reported	4.01%	3.56%

Average 30 day LIBOR	1.04%	0.46%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2017	2016	Amount	Percent
Interest income	$2,539,771	$1,817,255	$722,516	40%
Interest expense	306,851	182,918	123,933	68
Net interest income	2,232,920	1,634,337	598,583	37
Provision for credit losses	136,206	115,896	20,310	18
Net interest income after provision for credit losses	2,096,714	1,518,441	578,273	38
Service charges on deposit accounts	261,683	232,722	28,961	12
Cards and payment processing income	153,301	119,951	33,350	28
Mortgage banking income	97,575	90,737	6,838	8
Trust and investment management services	100,549	74,998	25,551	34
Insurance income	45,099	48,037	(2,938)	(6)
Brokerage income	46,510	44,819	1,691	4
Capital market fees	52,755	40,797	11,958	29
Bank owned life insurance income	49,317	40,500	8,817	22
Gain on sale of loans	38,701	22,166	16,535	75
Securities gains (losses)	94	1,687	(1,593)	(94)
Other income	122,194	98,980	23,214	23
Total noninterest income	967,778	815,394	152,384	19
Personnel costs	1,151,085	989,369	161,716	16
Outside data processing and other services	241,957	216,047	25,910	12
Equipment	135,082	105,173	29,909	28
Net occupancy	175,437	103,640	71,797	69
Professional services	51,712	82,101	(30,389)	(37)
Marketing	49,736	41,479	8,257	20
Deposit and other insurance expense	59,031	38,335	20,696	54
Amortization of intangibles	42,614	16,357	26,257	161
Other expense	175,560	134,487	41,073	31
Total noninterest expense	2,082,214	1,726,988	355,226	21
Income before income taxes	982,278	606,847	375,431	62
Provision for income taxes	227,875	133,989	93,886	70
Net income	754,403	472,858	281,545	60
Dividends on preferred shares	56,670	46,409	10,261	22
Net income applicable to common shares	$697,733	$426,449	$271,284	64%
Average common shares - basic	1,087,115	844,167	242,948	29%
Average common shares - diluted	1,107,878	856,934	250,944	29
Per common share
Net income - basic	$0.64	$0.51	$0.13	25
Net income - diluted	0.63	0.50	0.13	26
Cash dividends declared	0.24	0.21	0.03	14
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,232,920	$1,634,337	$598,583	37
FTE adjustment(2)	36,336	29,848	6,488	22
Net interest income	2,269,256	1,664,185	605,071	36
Noninterest income	967,778	815,394	152,384	19
Total revenue(2)	$3,237,034	$2,479,579	$757,455	31%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2017	2016	Amount	Percent
Net origination and secondary marketing income	$69,752	$78,136	(8,384)	(11)%
Net mortgage servicing income
Loan servicing income	38,731	33,803	4,928	15
Amortization of capitalized servicing	(21,342)	(20,759)	(583)	(3)
Operating income	17,389	13,044	4,345	33
MSR valuation adjustment (1)	(786)	(24,124)	23,338	97
Gains (losses) due to MSR hedging	1,252	16,896	(15,644)	(93)
Net MSR risk management	466	(7,228)	7,694	(106)
Total net mortgage servicing income	$17,855	$5,816	$12,039	207%
All other	9,968	6,785	3,183	47
Mortgage banking income	$97,575	$90,737	$6,838	8%

Mortgage origination volume (in millions)	$4,850	$4,280	$570	13%
Mortgage origination volume for sale (in millions)	2,906	2,758	148	5%

Third party mortgage loans serviced (in millions) (2)	19,552	18,631	921	5
Mortgage servicing rights (2)	194,778	156,820	37,958	24
MSR % of investor servicing portfolio	1.00%	0.84%	0.16%	19%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2017	2016
Allowance for loan and lease losses, beginning of period	$638,413	$597,843
Loan and lease losses	(191,935)	(162,505)
Recoveries of loans previously charged off	73,565	97,133
Net loan and lease losses	(118,370)	(65,372)
Provision for loan and lease losses	155,519	103,947
Allowance of assets sold or transferred to loans held for sale	(76)	(19,520)
Allowance for loan and lease losses, end of period	675,486	616,898
Allowance for unfunded loan commitments and letters of credit, beginning of period	$97,879	$72,081
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(19,313)	11,949
Allowance for unfunded loan commitments and letters of credit, end of period	78,566	88,433
Total allowance for credit losses	$754,052	$705,331
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	0.98%	0.93%
Nonaccrual loans and leases (NALs)	200	153
Nonperforming assets (NPAs)	175	130
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.10%	1.06%
Nonaccrual loans and leases (NALs)	223	174
Nonperforming assets (NPAs)	195	148

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2017	2016
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$34,283	$29,441
Commercial real estate:
Construction	(3,924)	(752)
Commercial	(5,927)	(20,095)
Commercial real estate	(9,851)	(20,847)
Total commercial	24,432	8,594
Consumer:
Automobile	30,344	18,859
Home equity	4,412	7,383
Residential mortgage	5,704	4,151
RV and marine finance	7,628	106
Other consumer	45,850	26,279
Total consumer	93,938	56,778
Total net charge-offs	$118,370	$65,372

	Nine Months Ended September 30,
	2017	2016
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.16%	0.18%
Commercial real estate:
Construction	(0.44)	(0.10)
Commercial	(0.13)	(0.58)
Commercial real estate	(0.18)	(0.50)
Total commercial	0.09	0.04
Consumer:
Automobile	0.36	0.24
Home equity	0.06	0.11
Residential mortgage	0.09	0.09
RV and marine finance	0.49	0.05
Other consumer	6.13	5.23
Total consumer	0.39	0.29
Net charge-offs as a % of average loans	0.23%	0.16%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2017	2016
Nonaccrual loans and leases (NALs):
Commercial and industrial	$169,751	$220,862
Commercial real estate	17,397	21,300
Automobile	4,076	4,777
Residential mortgage	75,251	88,155
RV and marine finance	309	96
Home equity	71,353	69,044
Other consumer	108	—
Total nonaccrual loans and leases	338,245	404,234
Other real estate, net:
Residential	26,449	34,421
Commercial	15,592	36,915
Total other real estate, net	42,041	71,336
Other NPAs (1)	6,677	—
Total nonperforming assets (3)	$386,963	$475,570

Nonaccrual loans and leases as a % of total loans and leases	0.49%	0.61%
NPA ratio (2)	0.56	0.72

	Nine Months Ended September 30,
(dollar amounts in thousands)	2017	2016
Nonperforming assets, beginning of period	$480,901	$398,923
New nonperforming assets	299,166	482,250
Returns to accruing status	(93,477)	(114,023)
Loan and lease losses	(74,107)	(97,385)
Payments	(197,894)	(177,609)
Sales and held-for-sale transfers	(27,626)	(16,586)
Nonperforming assets, end of period (2)	$386,963	$475,570

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	Nonaccruing troubled debt restructured loans on page 26 are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2017	2016
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$14,083	$20,188
Commercial real estate	9,550	21,260
Automobile	10,239	7,871
Residential mortgage (excluding loans guaranteed by the U.S. Government)	13,603	15,664
RV and marine finance	2,063	1,043
Home equity	16,150	12,997
Other consumer	3,753	2,988
Total, excl. loans guaranteed by the U.S. Government	69,441	82,011
Add: loans guaranteed by U.S. Government	49,229	52,665
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$118,670	$134,676
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.10%	0.12%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.07	0.08
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.17	0.20
Accruing troubled debt restructured loans:
Commercial and industrial	$268,373	$232,740
Commercial real estate	80,272	80,553
Automobile	28,973	27,843
Home equity	264,410	275,601
Residential mortgage	235,191	251,529
RV and marine finance	1,211	—
Other consumer	6,353	4,102
Total accruing troubled debt restructured loans	$884,783	$872,368
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$96,248	$70,179
Commercial real estate	3,797	5,672
Automobile	4,076	4,437
Home equity	30,754	28,009
Residential mortgage	50,427	62,027
RV and marine finance	309	—
Other consumer	103	142
Total nonaccruing troubled debt restructured loans	$185,714	$170,466